Note 15. Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Note 15. Subsequent Events

NOTE 15. SUBSEQUENT EVENTS

On January 9, 2017, the Company’s subsidiary, LMG entered into a purchase agreement for the purchase of thirty-seven billboard structures and related assets from Clear Channel Outdoor, Inc. The cash purchase price of the acquired business was $2,983,444, of which $2,950,000 was deposited in the seller’s escrow account in November 2016 (See Note 3.). The assets were acquired for the purpose of expanding the Company’s presence in the outdoor advertising market in the Southeastern United States.

On January 31, 2017, the Company’s subsidiary LMW entered into a purchase agreement for the purchase of ninety-one billboard structures and related assets from Hartlind Outdoor. The cash purchase price of the acquired business was $2,817,000. The assets were acquired for the purpose of expanding the Company’s presence in the outdoor advertising market in Wisconsin.